STATE OF WYOMING * SECRETARY OF STATE
BUSINESS DIVISION

Herschler Bldg East, Ste.100 & 101, Cheyenne, WY 82002-0020
Phone: 307-777-7311 · Website: https://sos.wyo.gov · Email: business@wyo.gov

Filing Information

⚠ Please note that this form CANNOT be submitted in place of your Annual Report.

Name	**Ameritrust Corporation**		
Filing ID	**2020-000912651**		
Type	Profit Corporation	Status	Active

General Information

Old Name	Americorp, Inc.	Sub Status	Current
Fictitious Name		Standing - Tax	Good
		Standing - RA	Good
Sub Type		Standing - Other	Good
Formed in	Wyoming	Filing Date	04/23/2020 11:23 AM
Term of Duration	Perpetual	Delayed Effective Date	
		Inactive Date	

Share Information

Common Shares	Unlimited	Preferred Shares	Unlimited	Additional Stock	N
Par Value	0.0100	Par Value	0.0100		

Principal Address

30 N Gould St Ste R
Sheridan, WY 82801

Mailing Address

30 N Gould St Ste R
Sheridan, WY 82801

Registered Agent Address

Registered Agents Inc
30 N Gould St Ste R
Sheridan, WY 82801

Parties

Type	Name / Organization / Address
Incorporator	Capital Administrations, LLC 1712 Pioneer Ave. Ste 115 Cheyenne, WY 82001

Notes

Date	Recorded By	Note

Filing Information

⚠ Please note that this form CANNOT be submitted in place of your Annual Report.

Name	**Ameritrust Corporation**		
Filing ID	**2020-000912651**		
Type	Profit Corporation	Status	Active

Most Recent Annual Report Information

Type	Original			AR Year	2023
License Tax	$60.00	AR Exempt	N	AR ID	08927665
AR Date	8/8/2023 12:56 PM				
Web Filed	N				

Officers / Directors

Type	Name / Organization / Address
Director	Mi Soon Lee 30 N Gould St Ste R, Sheridan, WY 82801
Director	Sook Rye Min 30 N Gould St Ste R, Sheridan, WY 82801
President	Jong Sun Kim 30 N Gould St Ste R, Sheridan, WY 82801
Secretary	Seok Song Kang 30 N Gould St Ste R, Sheridan, WY 82801
Treasurer / Director	Yun Young Lee 30 N Gould St Ste R, Sheridan, WY 82801

Principal Address	Mailing Address
30 N Gould St Ste R Sheridan, WY 82801	30 N Gould St Ste R Sheridan, WY 82801

Annual Report History

Num	Status	Date	Year	Tax
06168946	Original	04/01/2021	2021	$50.00
07173092	Original	04/07/2022	2022	$60.00
08927665	Original	08/08/2023	2023	$60.00

Amendment History

ID	Description	Date
2023-004314906	Change of Agent	08/08/2023

Registered Agent # Changed From: No Value To: 0185352
Registered Agent Organization Name Changed From: No Agent To: Registered Agents Inc
Registered Agent Physical Address 1 Changed From: No Office To: 30 N Gould St Ste R
Registered Agent Physical City Changed From: No Value To: Sheridan
Registered Agent Physical County Changed From: Laramie To: Sheridan
Registered Agent Physical Postal Code Changed From: No Value To: 82801
Principal Address 1 Changed From: 66 Glenbrook Road Ste T327 To: 30 N Gould St Ste R
Principal City Changed From: Stamford To: Sheridan
Principal State Changed From: CT To: WY

Filing Information

Please note that this form CANNOT be submitted in place of your Annual Report.

Name	**Ameritrust Corporation**		
Filing ID	**2020-000912651**		
Type	Profit Corporation	Status	Active

Principal Postal Code Changed From: 06902 To: 82801

2023-004314900 Reinstatement - Tax 08/08/2023

Filing Status Changed From: Inactive - Administratively Dissolved (Tax) To: Active
Inactive Date Changed From: 06/09/2023 To: No value

2023-004222357 Dissolution / Revocation - Tax 06/09/2023

Filing Status Changed From: Active To: Inactive - Administratively Dissolved (Tax)
Inactive Date Changed From: No Value To: 06/09/2023

2023-004183632 RA Resignation 05/23/2023

2023-004183628 Address Update 05/23/2023

Principal Address 1 Changed From: 1712 Pioneer Ave. To: 66 Glenbrook Road Ste T327
Principal Address 2 Changed From: Ste. 500 To: No value
Principal City Changed From: Cheyenne To: Stamford
Principal State Changed From: Wyoming To: CT
Principal Postal Code Changed From: 82001 To: 06902

2023-004100889 Delinquency Notice - Tax 04/02/2023

2022-003620360 Delinquency Notice - Tax 04/02/2022

2020-002922385 Merger - Survivor 08/28/2020

Qualified Survivor Filing ID Changed From: 2020-000912651 To: Merger
Qualified Survivor Changed From: Ameritrust Corporation (Wyoming) To: Merger
Unqualified Non-survivor Filing ID Changed To: Merger
Unqualified Non-survivor Changed From: Ameritrust Corporation (Georgia) To: Merger

2020-002896628 Merger - Survivor 07/21/2020

Qualified Survivor Filing ID Changed From: 2020-000912651 To: Merger
Qualified Survivor Changed From: Ameritrust Corporation (Wyoming) To: Merger
Unqualified Non-survivor Filing ID Changed To: Merger
Unqualified Non-survivor Changed From: Gryphon Resources, Inc. (Nevada) To: Merger

2020-002887213 Merger - Survivor 07/08/2020

Qualified Survivor Filing ID Changed From: 2020-000912651 To: Merger
Qualified Survivor Changed From: Ameritrust Corporation (Wyoming) To: Merger
Unqualified Non-survivor Filing ID Changed To: Merger
Unqualified Non-survivor Changed From: Gryphon Resources, Inc. (Nevada) To: Merger

2020-002887203 Merger - Survivor 06/22/2020

Qualified Survivor Filing ID Changed From: 2020-000912651 To: Merger
Qualified Survivor Changed From: Ameritrust Corporation (Wyoming) To: Merger
Unqualified Non-survivor Filing ID Changed To: Merger
Unqualified Non-survivor Changed From: Ameritrust Corporation (Georgia) To: Merger

Filing Information

⚠ Please note that this form CANNOT be submitted in place of your Annual Report.

Name	**Ameritrust Corporation**		
Filing ID	**2020-000912651**		
Type	Profit Corporation	Status	Active

2020-002852801	Common Amendment	06/15/2020
2020-002812295	Name Change with Other Changes	04/30/2020
	Filing Name Changed From: Americorp, Inc. To: Ameritrust Corporation	
See Filing ID	Initial Filing	04/23/2020

2023 **Profit Corporation Annual Report**

Due on or Before: April 1, 2023
ID: 2020-000912651
State of Formation: Wyoming

ID: 2020-000912651
Filed: 08/08/2023 12:56 PM
AR Number: 08927665

Ameritrust Corporation
66 Glenbrook Road Ste T327
Stamford, CT 06902

Current Registered Agent:
No Agent
No Office
Cheyenne, WY 82001

• Please review the current Registered Agent information above and, if it needs to be changed or updated, complete the appropriate form available from the Secretary of State's website at https://sos.wyo.gov

1. If the mailing address listed above is incorrect, the new address is:

   30 N Gould St Ste R, Sheridan, WY 82801 USA

2. If the principal office address is not the same as the mailing address above, it is:

   30 N Gould St Ste R, Sheridan, WY 82801 USA

3. Email address:

   support@registeredagentsinc.com

4. Provide the names and addresses of the officers and directors. Attach a list if needed.

Office	Name and Address
President	JONG SUN KIM - 30 N Gould St Ste R, Sheridan, WY 82801 USA
Vice President	
Secretary	SEOK SONG KANG - 30 N Gould St Ste R, Sheridan, WY 82801 USA
Treasurer	YUN YOUNG LEE - 30 N Gould St Ste R, Sheridan, WY 82801 USA
Director	YUN YOUNG LEE - 30 N Gould St Ste R, Sheridan, WY 82801 USA
Director	SOOK RYE MIN - 30 N Gould St Ste R, Sheridan, WY 82801 USA
Director	MI SOON LEE - 30 N Gould St Ste R, Sheridan, WY 82801 USA

I hereby certify under the penalty of perjury that the information I am submitting is true and correct to the best of my knowledge.

Robin Jones	Robin Jones	07/20/2023
Signature of Treasurer or Fiscal Agent	Printed Name of Treasurer or Fiscal Agent	Date

The fee is $60 or two-tenths of one mill on the dollar ($.0002), whichever is greater.

Instructions:
1. Complete the required worksheet;
2. Sign and date this form; and
3. Return both the form and worksheet to the Secretary of State at the address provided above.

Note: In lieu of filing this form, you may file the annual report and pay the fee electronically by accessing the Secretary of State's online filing system at https://wyobiz.wyo.gov.

***Records show this entity is delinquent so more than one report may be due.**

Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

WY Secretary of State
FILED: 08/08/2023 12:51 PM
Original ID: 2020-000912651
Amendment ID: 2023-004314900

Profit Corporation
Application for Certificate of Reinstatement Following Administrative Dissolution

A corporation administratively dissolved under W.S. 17-16-1421 may apply to the Secretary of State for reinstatement within two (2) years after the effective date of dissolution.

1. Corporation name:
(Name must match exactly to the Secretary of State's records.)
Ameritrust Corporation

2. Effective date of its administrative dissolution: 06/09/2023
(Date – mm/dd/yyyy)

3. Grounds for dissolution have been eliminated.

4. The corporation's name satisfies the requirements of W.S. 17-16-401.

Signature: Robin Jones
(May be executed by Chairman of Board, President or another of its officers)

Date: 07/20/2023
(mm/dd/yyyy)

Print Name: Robin Jones

Contact Person: Robin Jones

Title: Authorized Individual

Daytime Phone Number: (307) 200-2803

Email: support@registeredagentsinc.com
(An email address is required. Email(s) provided will receive important reminders, notices and filing evidence.)

FOREIGN ENTITIES: Must submit a **good standing certificate/certificate of existence** from the state or country of formation **dated not more than sixty (60) days** prior to filing the reinstatement in Wyoming.

Checklist
For failure to file annual report please submit the following:
- ☐ Each delinquent annual report
- ☐ Each delinquent annual report fee
- ☐ The $100 reinstatement fee (all fees can be submitted on one check)

For failure to maintain registered agent please submit the following:
- ☐ The Change of an Entity's Registered Agent and Office form and Consent to Appointment form ($5 fee)
- ☐ The $250 Penalty

****Processing time is up to 15 business days** following the date of receipt in our office.

STATE OF WYOMING
Office of the Secretary of State

I, CHUCK GRAY, Secretary of State of the State of Wyoming, do hereby certify that the certificate of dissolution for the entity listed below has been canceled and this entity has been reinstated effective **August 8, 2023** as the grounds for dissolution/revocation have been eliminated.

CERTIFICATE OF REINSTATEMENT

Ameritrust Corporation

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **8th** day of **August**, **2023.**

Filed Date: 08/08/2023

Secretary of State

By: Shawn Havel

Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

WY Secretary of State
FILED: 08/08/2023 12:54 PM
Original ID: 2020-000912651
Amendment ID: 2023-004314906

Appointment of New Registered Agent and Office

This form is used ONLY to change the registered agent from one person/company to a different person/company.

1. Name of the business entity:
(The name of the business entity must match exactly with the Secretary of State's records.)

Ameritrust Corporation

2. Name of former registered agent and physical address of former registered office:
(The former registered agent information provided must match exactly with the Secretary of State's records. If the business entity is without a registered agent, please list No Agent/No Office.)

Former Registered Agent:

No Agent

Former Registered Office Address:

No Office
Laramie County WY

3. Name of new registered agent and physical Wyoming address of new registered office:
(The new registered agent information provided must match exactly with the Secretary of State's records if the new registered agent already represents at least one other business entity.)

New Registered Agent:

Registered Agents Inc

New Registered Physical Office Address (must be located in Wyoming):

30 N Gould St Ste R
Sheridan, WY 82801 USA

New Registered Agent's Mailing Address:

30 N Gould St Ste R
Sheridan, WY 82801 USA

For consistency the Secretary of State's office will only keep one version of the agent's name and address on file.

4. I hereby certify that the new registered office and the registered agent comply with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

5. The mailing address of my business should be changed to reflect the new registered office address.
(Please check one.)

☑ Yes ☐ No

6. The principal address of my business should be changed to reflect the new registered office address.
(Please check one.)

☑ Yes ☐ No

7. Once completed the physical address of the registered office and business office of the registered agent will be identical.

Signature: David Roberts **Date:** 07/20/2023
(Shall be executed by an authorized individual) *(mm/dd/yyyy)*

Print Name: David Roberts Contact Person: David Roberts

Title: Assistant Secretary Daytime Phone: (307) 200-2803

Email: support@registeredagentsinc.com

*(**An email address is required.** Email(s) provided will receive important reminders, notices and filing evidence.)*

Checklist

- ☐ ***$5.00 Filing Fee*** Make check or money order payable to Wyoming Secretary of State.
- ☐ **Processing time is up to 15 business days** following the date of receipt in our office.
- ☐ Please mail with payment to the address at the top of this form. **This form cannot be accepted via email.**
- ☐ Please review the form prior to submission. **The Secretary of State's Office is unable to process incomplete forms.**

Wyoming

Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

Consent to Appointment by Registered Agent

I, Registered Agents Inc , registered office located at
(name of registered agent)

30 N Gould St Ste R
Sheridan, WY 82801 USA
voluntarily consent to serve

(registered office physical address, city, state, & zip)

as the registered agent for Ameritrust Corporation
(name of business entity)

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: David Roberts
(Shall be executed by the registered agent.)

Date: 07/20/2023
(mm/dd/yyyy)

Print Name: David Roberts

Daytime Phone: (307) 200-2803

Title: Assistant Secretary

Email: support@registeredagentsinc.com
***(An email address is required.** Email(s) provided will receive important reminders, notices and filing evidence.)*

Registered Agent Mailing Address
(if different than above):

IMPORANT: If you are an existing registered agent and your existing address on record does not match what is provided on this form, a **Registered Agent Information Update** form is also required.